UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A INFORMATION

_______________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Arcimoto, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO PROXY STATEMENT
RELATING TO SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 11, 2022

This proxy statement supplement should be read together with the definitive proxy statement (the “Proxy Statement”) of Arcimoto, Inc., an Oregon corporation (the “Company”), filed with the Securities and Exchange Commission on October 21, 2022 in connection with the Company’s special meeting of stockholders (the “Special Meeting”) to be held on November 11, 2022. All terms used herein and not defined shall have the respective meanings set forth in the Proxy Statement.

The purpose of this filing is to update the information contained in the Proxy Statement relating to the “broker non-vote” rules and voting requirements regarding (a) Proposal 3: amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock (“Proposal 3”); (b) Proposal 4: amendment to the Company’s articles of incorporation to decrease the number of shares of the Company’s common stock which shall constitute a quorum for the transaction of business at any meeting of stockholders (“Proposal 4”); and (c) Proposal 5: amendment to the Company’s articles of incorporation to authorize the Company’s Board of Directors to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, a “Reverse Stock Split,” by a ratio of not less than one-for-five and not more than one-for-twenty, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion (“Proposal 5” and, together with Proposal 3 and Proposal 4, the “Proposals”).

The Proxy Statement indicated that the Proposals were “non-routine” items and that, therefore, a broker does not have the discretion to vote uninstructed shares on the Proposals. The New York Stock Exchange has determined that the Proposals are in fact “routine” matters and therefore a broker who has not received instructions from its clients will have the discretion to vote its clients’ uninstructed shares on the Proposals. Accordingly, the Company is hereby revising the information in the Proxy Statement to state that the Proposals are “routine” proposals for which a broker will be permitted to exercise its discretion to vote uninstructed shares.

For the avoidance of doubt (a) Proposal 1: approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Convertible Notes and the Warrants (“Proposal 1”); and (b) Proposal 2: approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Company’s Equity Line of Credit (“Proposal 2” and, together with Proposal 1, the “Non-Routine Proposals”) remain “non-routine” proposals as set forth in the Proxy Statement and brokers will not have the discretion to vote uninstructed shares on the Non-Routine Proposals.

Except as specifically supplemented by the information contained above, all information set forth in the Proxy Statement remains unchanged. From and after the date of this Proxy Statement supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

CHANGES TO PROXY STATEMENT

The following question and answer beginning on page 2 (Questions and Answers about the Special Meeting and Voting) of the Proxy Statement is amended and restated in its entirety as follows:

Q:     What is the quorum requirement for the Special Meeting?

A:     A majority of our outstanding shares of capital stock entitled to vote, as of the Record Date, must be present at the Special Meeting in person or by proxy in order for us legally to hold the Special Meeting and conduct business. This is called a quorum. The Decreased Quorum Proposal will have no effect on the existence of a quorum for purposes of the Special Meeting. Your shares will be counted as present at the Special Meeting if you:

•        Are present and entitled to vote in person at the Special Meeting; or

•        Properly submitted a Proxy Card or Voter Instruction Card.

If you are present in person or by proxy at the Special Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of establishing a quorum. Broker non-votes will also be treated as shares present and entitled to vote for purposes of establishing a quorum. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. Brokers, banks or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to “non-routine” proposals but may vote their clients’ shares on “routine” proposals.

The Non-Routine Proposals are “non-routine” matters and a broker, bank or other agent does not have discretionary authority to vote on such proposals. Conversely, the Proposals are “routine” matters and brokers, banks or other agents have discretionary authority to vote on such proposal. The proposals listed in this Proxy Statement state the votes needed to approve the proposed actions.

The following question and answer beginning on page 4 (Questions and Answers about the Special Meeting and Voting) of the Proxy Statement is amended and restated in its entirety as follows:

Q:     How many votes are required to approve each proposal?

A:     Convertible Note and Warrant Issuance Proposal.    The approval of the Convertible Note and Warrant Issuance Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Convertible Note and Warrant Issuance Proposal exceeds the number of votes cast against approval of the Convertible Note and Warrant Issuance Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Convertible Note and Warrant Issuance Proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Convertible Note and Warrant Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Convertible Note and Warrant Issuance Proposal.

As further described under the heading “Proposal 1” in this Proxy Statement, as a condition to the first closing under the Purchase Agreement (as defined herein), certain existing stockholders representing approximately 20% of the Company’s outstanding common stock have executed Voting Agreements with the Company, pursuant to which such stockholders have agreed to vote all of their shares of the Company’s common stock in favor of the Convertible Note and Warrant Stockholder Proposal.

ELOC Issuance Proposal.    The approval of the ELOC Issuance Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the ELOC Issuance Proposal exceeds the number of votes cast against approval of the ELOC Issuance Proposal. Abstentions are not considered votes cast and will therefore have no effect on the ELOC Issuance Proposal. Under applicable Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the ELOC Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the ELOC Issuance Proposal.

Increased Capitalization Proposal.    The approval of the Increased Capitalization Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Increased Capitalization Proposal exceeds the number of votes cast against approval of the Increased Capitalization Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Increased Capitalization Proposal, although they will be considered present for the purpose of determining a quorum. Brokers are permitted to vote shares held for a customer on “routine” matters (such as the Increased Capitalization Proposal) without specific instructions from the customer. Therefore, if you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the Increased Capitalization Proposal, even if the broker or other nominee does not receive voting instructions from you.

Decreased Quorum Proposal.    The approval of the Decreased Quorum Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Decreased Quorum Proposal exceeds the number of votes cast against approval of the Decreased Quorum Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Decreased Quorum Proposal, although they will be considered present for the purpose of determining a quorum. Under applicable Brokers are permitted to vote shares held for a customer on “routine” matters (such as the Decreased Quorum Proposal) without specific instructions from the customer. Therefore, if you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the Decreased Quorum Proposal, even if the broker or other nominee does not receive voting instructions from you.

Reverse Stock Split Proposal.    The approval of the Reverse Stock Split Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Reverse Stock Split Proposal exceeds the number of votes cast against approval of the Reverse Stock Split Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Reverse Stock Split Proposal, although they will be considered present for the purpose of determining a quorum. Brokers are permitted to vote shares held for a customer on “routine” matters (such as the Reverse Split Proposal) without specific instructions from the customer. Therefore, if you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the Reverse Split Proposal, even if the broker or other nominee does not receive voting instructions from you.

The following paragraph beginning on page 16 (Proposal 3) of the Proxy Statement is amended and restated in its entirety as follows:

Required Vote of Stockholders

The approval of the Increased Capitalization Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Increased Capitalization Proposal exceeds the number of votes cast against approval of the Increased Capitalization Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Increased Capitalization Proposal, although they will be considered present for the purpose of determining a quorum. Brokers are permitted to vote shares held for a customer on “routine” matters (such as the Increased Capitalization Proposal) without specific instructions from the customer. Therefore, if you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the Increased Capitalization Proposal, even if the broker or other nominee does not receive voting instructions from you.

The following paragraph beginning on page 18 (Proposal 4) of the Proxy Statement is amended and restated in its entirety as follows:

Required Vote of Stockholders

The approval of the Decreased Quorum Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Decreased Quorum Proposal exceeds the number of votes cast against approval of the Decreased Quorum Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Decreased Quorum Proposal, although they will be considered present for the purpose of determining a quorum. Brokers are permitted to vote shares held for a customer on “routine” matters (such as the Decreased Quorum Proposal)

without specific instructions from the customer. Therefore, if you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the Decreased Quorum Proposal, even if the broker or other nominee does not receive voting instructions from you.

The following paragraph beginning on page 26 (Proposal 5) of the Proxy Statement is amended and restated in its entirety as follows:

Required Vote of Stockholders

The approval of the Reverse Stock Split Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Reverse Stock Split Proposal exceeds the number of votes cast against approval of the Reverse Stock Split Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Reverse Stock Split Proposal, although they will be considered present for the purpose of determining a quorum. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Reverse Stock Split Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Reverse Stock Split Proposal.

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